UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)0

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

(Name of Registrant as specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ALLSTATE ASSURANCE COMPANY

SEPARATE ACCOUNT B

C/O UNUM GROUP

1 FOUNTAIN SQUARE, CHATTANOOGA, TENNESSEE 37402

TELEPHONE: (800) 718-8824

The Annual Meeting of Contractowners who hold contracts issued pursuant to Allstate Assurance Company Separate Account B will be held at 9:00 a.m. (EDT) on Tuesday, June 5, 2007, at the Unum Group Building, Conference Room 6A, 1 Fountain Square, Chattanooga, Tennessee 37402. You have the right to cast votes at this meeting.

Enclosed are the Notice of Annual Meeting, Proxy Statement and Proxy Card. Please sign and return the Proxy Card in the enclosed envelope so that it will be received by the Board of Managers of Separate Account B NO LATER THAN June 4, 2007. You may keep all other material. If you are present at the meeting, you may vote in person even though you have sent in your Proxy Card.

Your contract/certificate number and the total number of votes you may cast are shown on the Proxy Card.

Yours sincerely,

/s/ Susan N. Roth
Susan N. Roth, Secretary

Enclosures

ALLSTATE ASSURANCE COMPANY

SEPARATE ACCOUNT B

C/O UNUM GROUP

1 FOUNTAIN SQUARE, CHATTANOOGA, TENNESSEE 37402

TELEPHONE: (800) 718-8824

NOTICE OF ANNUAL MEETING

TO BE HELD ON JUNE 5, 2007

Notice is hereby given of a meeting of the owners of contracts for which reserves are held in Separate Account B (the “Separate Account”) of Allstate Assurance Company (the “Company”), which meeting shall be held at 9:00 a.m. (EDT) on Tuesday, June 5, 2007, at the Unum Group Building, Conference Room 6A, 1 Fountain Square, Chattanooga, Tennessee 37402. The purpose of the meeting is to consider the following:

1.	Election of three (3) members to the Board of Managers in accordance with the Rules and Regulations of the Separate Account;

2.	Ratification of the selection and appointment of Deloitte & Touche LLP as the Independent Auditors for the Separate Account in accordance with the Rules and Regulations of the Separate Account; and

3.	Transaction of such other business as may properly come before the meeting and any adjournment thereof.

The date fixed by the Board of Managers as the Record Date for the determination of Contractowners entitled to notice of and to vote at the meeting was at the close of business on April 9, 2007. A Contractowner will be entitled to vote only if he/she was the owner on the Record Date and is still the owner on the date of the meeting.

It is important that your vote be represented at the meeting. Please refer to the enclosed material for detailed information on voting procedures and return the Proxy Card as soon as possible.

April 25, 2007

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, IT IS VERY IMPORTANT THAT YOU COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY TO ENSURE THE PRESENCE OF A QUORUM. YOU MAY WITHDRAW YOUR PROXY CARD IN THE EVENT OF YOUR PERSONAL ATTENDANCE AT THE MEETING.

/s/ Susan N. Roth
Susan N. Roth, Secretary

PROXY STATEMENT

ANNUAL MEETING OF CONTRACTOWNERS OF

ALLSTATE ASSURANCE COMPANY

SEPARATE ACCOUNT B

C/O UNUM GROUP

1 FOUNTAIN SQUARE, CHATTANOOGA, TENNESSEE 37402

TELEPHONE: (800) 718-8824

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Managers of Allstate Assurance Company Separate Account B (the “Separate Account”) for use at the Annual Meeting of Contractowners to be held on Tuesday, June 5, 2007, at 9:00 a.m. (EDT) at the Unum Group Building, Conference Room, 6A, 1 Fountain Square, Chattanooga, Tennessee 37402. The cost of soliciting the proxies will be borne by Unum Group. Proxies may be solicited by telephone, by mail or in person by directors, officers, agents, or regular employees of Unum Group who will not be compensated for such services. The Variable Annuity Insurance Company (“VALIC”), 205 East 10th Street, Amarillo, Texas 79105, has been retained as the Administrator of the Separate Account. The Administrator has contracted with Management Information Services and ADP Company to provide Proxy mailing and collection services to the Separate Account. The costs of these services will be paid by Unum Group. Contractowners may revoke their proxies at any time prior to the voting thereof by submitting written notice of revocation to the Separate Account c/o Unum Group at 1 Fountain Square, Chattanooga, Tennessee 37402. Any Contractowner attending the meeting may vote in person, whether or not a Proxy has been previously submitted. This Proxy Statement and the accompanying notice of meeting and Proxy Card are first being mailed to Contractowners on or about April 25, 2007.

The Annual Report to Contractowners covering operations of the Separate Account for the fiscal year ended December 31, 2006, including financial statements, has been previously provided. An additional copy of the Annual Report, and of the most recent Semi-Annual Report succeeding the Annual Report, will be provided, upon request, to any Contractowner. Contractowners may contact Linda Daughetee toll free at (800) 718-8824, or by writing c/o Unum Group, Attention: Susan N. Roth, 1 Fountain Square, Chattanooga, Tennessee, 37402, to request the Annual and/or Semi-annual Reports.

On the Record Date, (“Record Date”), there were 117,889.269 outstanding units of the Separate Account with a total value of $2,014,739.02 entitling the Contractowners to one vote for each dollar of value represented by units credited to such persons as of such Record Date. Contractowners of record at the close of business on the Record Date, who are still Contractowners on June 5, 2007, will be entitled to vote at the meeting.

Units eligible to be voted for which a Proxy Card is properly signed and returned prior to the beginning of the Annual Meeting will be voted as directed. If directions are not given or directions are not in accordance with the options listed on a signed and returned Proxy Card, such units will be voted FOR each proposition for which the Board of Managers recommends a vote FOR.

Unsigned or unreturned Proxy Cards will not be counted for quorum or voting purposes. For issues as to which there is a choice on the Proxy Card, a vote to abstain will be counted for purposes of determining the existence of a quorum, and counted as an “ABSTENTION” rather than as either a vote “FOR” or “AGAINST.”

For purposes of the Annual Meeting, a quorum is the presence in person or by Proxy Card of a majority in interest of the Contractowners. A quorum being present, vote of the majority of the quorum of outstanding units represented in person or by Proxy Card will determine the adoption or rejection of the matters specified in the Notice.

INFORMATION CONCERNING THE SEPARATE ACCOUNT, THE COMPANY

AND THE ADMINISTRATOR

The Separate Account is an open-end, diversified investment company registered under the Investment Company Act of 1940 (the “Act”), and is a separate account through which the Company sets aside, separate and apart from its general assets, assets attributable to its variable annuity contracts (which ceased to be actively marketed in 1984).

The Company is a wholly owned subsidiary of Allstate Life Insurance Company (“Allstate”). Allstate, itself and/or through its subsidiaries, markets a broad line of life insurance, annuity and group pension products through diverse distribution channels. As of December 31, 2006, Allstate and its subsidiaries had total assets of over $157.5 billion. Allstate is a wholly-owned subsidiary of Allstate Insurance Company which, in turn, is a wholly-owned subsidiary of The Allstate Corporation. Allstate is an Illinois stock life insurance company. The Company is an Illinois stock life insurance company having redomesticated from the State of Tennessee effective November 7, 2001, at which time it also changed its name to Allstate Assurance Company from Provident National Assurance Company. The Company’s principal offices are located at 3100 Sanders Road, Suite J5B, Northbrook, Illinois, 60062. The Company serves as insurer, and as an investment adviser to the Separate Account. Until March 2002, the Company also served as the underwriter for the Separate Account. As approved by the Board of Managers on February 7, 2002, the Underwriting Agreement between the Company and the Separate Account was terminated and an Underwriting Agreement between the Separate Account and ALFS, Inc., an affiliated broker-dealer of the Company, was entered into effective as of March 30, 2002.

The Company has historically also served as administrator of the Separate Account. On April 29, 1998, the Board of Managers approved a Separate Account Administrative Services Agreement (“Agreement”), dated May 15, 1998, between the Company and The Variable Annuity Life Insurance Company (“VALIC”), whereby VALIC became the Administrator of the Separate Account. The change in administrator did not result in any changes in administration or sales fees. On a periodic basis, the Administrator reports to the Board of Managers on the Separate Account and on the services provided pursuant to the Agreement.

Under an Administrative Services Agreement between the Company and The Paul Revere Life Insurance Company (“Paul Revere”) dated September 15, 2000, Paul Revere, a subsidiary of Unum Group, will provide required administrative services on behalf of the Separate Account to the extent not provided by VALIC.

INFORMATION CONCERNING THE INVESTMENT SUB-ADVISER

PRIMCO is a Tennessee limited liability company organized in October 1997. It is owned by Unum Group. PRIMCO is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940. Its principal offices are located at 1 Fountain Square, Chattanooga, Tennessee 37402. Its predecessor was The Paul Revere Investment Management Company, with which it was merged in 1997. The managers of PRIMCO were also officers of the Company prior to the sale of the Company from Unum Group to Allstate effective February 1, 2001. The personnel employed by PRIMCO consist primarily of individuals who were previously employed in the investment operations department of Unum Group or its insurance company subsidiaries. As of December 31, 2006, PRIMCO had over $37.8 billion in assets under management.

ATTENDANCE AT ANNUAL MEETINGS

The Separate Account does not have a policy regarding director attendance at Annual Meetings of Contractowners. In 2006, each member of the Board of Managers attended the Annual Meeting.

AUDIT COMMITTEE OF THE BOARD OF MANAGERS

The Audit Committee is responsible for the following functions:

a.	Review the scope, plan, timing and results of the audit;

b.	Review with auditors and management the appropriateness and the implementation of applicable procedures for internal auditing, accounting and financial control;

c.	Review of auditors’ opinion and discussion with auditors of their experiences in conducting the audit; and

d.	To select, retain or terminate the Fund’s independent auditors

Members of the Audit Committee include Henry E. Blaine and H. Grant Law, neither of whom is an “interested person”. The Audit Committee met one (1) time during the last fiscal year (2006) of the Separate Account. The Board of Managers adopted a written charter for the Audit Committee on April 26, 2005. A copy of the charter is attached as Exhibit A.

NOMINATING COMMITTEE OF THE BOARD OF MANAGERS

The Nominating Committee is responsible for the following functions:

a.	Making nominations for Independent Director membership on the Board of Managers; and

b.	Review of the composition of the Board of Managers to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board of Managers.

Members of the Nominating Committee include Henry E. Blaine and H. Grant Law, neither of whom is an “interested person”. The Nominating Committee did not meet during the last fiscal year (2006) of the Separate Account. The Board of Managers adopted a written charter for the Nominating Committee on April 26, 2005. A copy of the charter is attached as Exhibit B. The Separate Account does not have a compensation or other standing committees.

REMUNERATION OF MEMBERS OF THE BOARD OF MANAGERS

Unum Group paid all expenses relative to the operation of the Separate Account including Board of Managers’ fees. Accordingly, no member of the Board of Managers receives any remuneration from the Separate Account. Each Board member, other than Mr. Fussell, receives an annual retainer of $4,500 for serving on the Board. Mr. Fussell received no remuneration from the Company based on his membership on the Board.

ITEM 1:	ELECTION OF BOARD OF MANAGERS

Contractowners are asked to vote for the re-election of nominees Henry E. Blaine, H. Grant Law and David G. Fussell to serve as members of the Board of Managers until the earlier of the next annual meeting or until their successors are duly elected and qualified. None of the nominees owns or has any interest in Separate Account units. Each of the nominees has consented to serve if elected. If any of the proposed nominees should become unavailable for any reason, the Board of Managers may designate another person to serve in his place. Four (4) regular meetings of the Board of Managers were held in 2006 and each member of the Board attended these meetings.

The Board of Managers unanimously recommends a vote for the election of these nominees as directors.

INFORMATION CONCERNING MEMBERS OF THE BOARD OF MANAGERS

The following table provides information concerning the members of the Board of Managers and nominees who are not “interested persons” of the Separate Account within the meaning of section 2(a)(19) of the Act:

(1) Name, Address, and Age	(2) Position(s) Held with the Separate Account	(3) Term of Office and Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Separate Account Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee For Director
Henry E. Blaine (77) 403 Country Club View Drive Edwardsville, IL 62025	Member, Board of Managers	2006-2007 29 years of service	B&B Enterprises, Partner (land development)	1	None
H. Grant Law, Jr. (60) P. O. Box 1367 Chattanooga, TN 37401-1367	Member, Board of Managers	2006-2007 15 years of service	President, Newton Chevrolet, Inc.; President, Newton Oldsmobile – GMC Trucks Mitsubishi, Inc. (car dealership)	1	None

None of the members of the Board of Managers who are not “interested persons” of the Separate Account within the meaning of section 2(a)(19) of the Act owns beneficially or of record securities of the Company or any of its affiliates.

INFORMATION CONCERNING MEMBERS OF THE BOARD OF MANAGERS

(Continued)

The following table provides information concerning the members of the Board of Managers and nominees who are “interested persons” of the Separate Account within the meaning of section 2(a)(19) of the Act:

Name, Address, and Age	Position(s) Held with Separate Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Separate Account Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee For Director

David G. Fussell (59) * 1 Fountain Square Chattanooga, TN 37402	Chairman Board of Managers	2006-2007 12 years of service	Senior Vice President, Unum Group, Chattanooga, Tennessee	1	None

*	Current and former officers of the Company, and other subsidiaries of Unum Group.

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and Nominee for election as Director as of December 31, 2006:

(1) Name of Director or Nominee	(2) Dollar Range of Equity Securities in the Fund	(3) Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Henry E. Blaine	None	None
H. Grant Law, Jr.	None	None
David G. Fussell	None	None

CONTRACTOWNER COMMUNICATIONS WITH THE BOARD

The Board of Managers has adopted a process for Contractowners to send communications to the Board. Contractowners interested in communicating with the Board of Managers or certain members thereof, may do so by writing to the Secretary of the Board of Managers (Allstate Assurance Company Separate Account B), 1 Fountain Square, Chattanooga, Tennessee 37402. Under the process adopted by the Board of Managers, the Secretary reviews all such correspondence and regularly provides to the Chairman of the Audit Committee a log and copies of all such correspondence. The Chairman of the Audit Committee shall determine whether further distribution of such correspondence is appropriate and to where it should be sent. Any member of the Board of Managers may at any time review this log and request copies of any such correspondence.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the members of the Board of Managers of the Separate Account and the directors and principal officers of the Company, as a group, owned beneficially and of record no Units.

The following Contractowners beneficially owned more than 5% of the units in the Separate Account as of the Record Date:

Name	Address	Number of Units Beneficially Owned	Percent
Gene R. Nevel	6111 Pelham Drive Parma, Ohio 44129	16,208.738	13.75
Lolita Rana	2263 Salem Avenue Dayton, Ohio 45406	10,142.150	8.60

ITEM 2:	RATIFICATION OF THE SELECTION AND APPOINTMENT OF INDEPENDENT AUDITORS

On November 22, 2005, Ernst & Young LLP resigned as the independent auditor of the Separate Account. Ernst & Young LLP tendered its resignation after determining that, under the SEC’s auditor independence rules, it had entered into a non-permissible business relationship with respect to the Separate Account. Specifically, at the time Allstate Assurance Company acquired the Separate Account, Ernst & Young had a lending relationship with The Allstate Corporation. The Separate Account is a registered segregated investment account of Allstate Assurance Company, which is a wholly-owned subsidiary of Allstate Insurance Company. Allstate Insurance Company is in turn a wholly-owned subsidiary of The Allstate Corporation. Ernst & Young LLP communicated to the Board of Managers that its relationship with The Allstate Corporation did not impair its independence with respect to its audits of the Separate Account for the years ended December 31, 2001 through December 31, 2004.

On February 27, 2006, the Board of Managers, including a majority of members who are not interested persons of the Separate Account, selected Deloitte & Touche LLP to serve as the independent auditor of the Separate Account for the year ended December 31, 2005 and for the ensuing fiscal year. The Board of Managers based its selection on a recommendation by the Audit Committee of the Board of Managers. The Board of Managers recommends the ratification of the selection and appointment of Deloitte & Touche LLP to serve until the next Annual Meeting.

During the Separate Account’s preceding two fiscal years and the interim period preceding the resignation of Ernst & Young LLP, there were no disagreements between the Separate Account and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Ernst & Young LLP, would cause the Separate Account to make reference to the subject matter of the disagreement in the Annual Report. Furthermore, during the Separate Account’s preceding two fiscal years and the interim period preceding the resignation of Ernst & Young LLP, there were no “reportable events” as defined by SEC disclosure rules.

All fees relating to audit services performed for the Separate Account are paid by Unum Group.

Audit Fees – The aggregate fees Deloitte & Touche LLP billed Unum Group for the audit of the financial statements of the Separate Account for 2006 and 2005 were $30,000.00 and $30,000.00.

Audit-Related Fees –The aggregate fees for audit-related services rendered by Deloitte & Touche LLP to the Separate Account, PRIMCO, or to the investment advisor or any entity controlling, controlled by or under common control with the investment advisor in 2006 and 2005 were $0.00 and $0.00.

Tax Fees – The aggregate fees related to tax compliance, tax advice and tax planning services to the Separate Account for fiscal years ended December 31, 2006 and December 31, 2005, were $0.00 and $0.00.

All Other Fees – The aggregate fees rendered by Deloitte & Touche LLP to the Separate Account, PRIMCO, or to the investment advisor or any entity controlling, controlled by or under common control with the investment advisor for such services to the Separate Account in 2006 and 2005 were $0.00 and $0.00.

The Board of Managers recommends the ratification of the selection and appointment of Deloitte & Touche LLP to serve until the next Annual Meeting. The Audit Committee has not considered whether the non-audit services provided by Deloitte & Touche LLP to the investment adviser are compatible with maintaining the independence of the principal accountant.

LITIGATION

There are no material legal proceedings currently pending to which the Company or the Separate Account is a party, or to which its property is subject.

CONTRACTOWNER PROPOSALS

Contractowner proposals intended to be presented at the 2008 Annual Meeting of Contractowners must be received by the Separate Account c/o Unum Group at 1 Fountain Square, Chattanooga, Tennessee, 37402, Attention: Susan N. Roth, no later than December 31, 2007, to be considered for inclusion in the Separate Account Proxy Statement and Proxy Card. No Contractowner proposals were received for this year’s meeting.

OTHER BUSINESS

Management is not aware of any other business to come before the meeting. In case of any such business properly brought before the meeting or any adjournments thereof, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment in the interest of the Separate Account.

BY ORDER OF THE BOARD OF MANAGERS

/s/ David G. Fussell
David G. Fussell, Chairman

EXHIBIT A

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

AUDIT COMMITTEE CHARTER

1.	The Audit Committee shall be composed of one or more members of Board of Managers (“Board”) of the Allstate Assurance Company Separate Account B (“Fund”) each of whom is not an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Fund, Allstate Assurance Company (the “Adviser”) and each of whom is an “independent director” as defined under applicable rules of the Securities and Exchange Commission (“SEC”) (“Independent Managers”). The Committee shall determine, to the extent required by applicable law, whether any one or more of its members is an “audit committee financial expert” as that term may be defined by SEC rules.

2.	The purposes of the Audit Committee are:

(a)	to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

(b)	to oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and

(c)	to act as a liaison between the Fund’s independent auditors and the full Board.

The function of the Audit Committee is oversight; it is the Adviser’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit.

3.	To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)	to select, retain or terminate the Fund’s independent auditors who will report directly to the Audit Committee and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any services to management (including review of all non-audit relationships and the related fees), and to receive the auditors’ specific representations as to their independence;

(b)	to meet with the Fund’s independent auditors, including meetings outside the presence of management, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors’ comments with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto; to consider the auditors’ report on critical accounting policies and practices; to consider the auditors’ reports, if any, on alternative policies and practices discussed with management and other written communications with management; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

(c)	to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management to the Fund’s independent auditors and to review any other matters that may have a material effect on the Fund’s financial statements;

(d)	to approve the fees charged by the auditors for audit and non-audit services;

(e)	to approve, to the extent required by applicable law, any non-audit services proposed to be performed for the Fund by the independent auditors;

(f)	to establish procedures for: (i) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and (ii) employees’ confidential, anonymous submission of concerns regarding accounting or auditing matters;

(g)	to investigate improprieties or suspected improprieties in the Fund’s operations;

(h)	to consider any other matters brought to the Committee’s attention that are within the scope of its purposes and responsibilities; and

(i)	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4.	The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5.	The Committee shall regularly meet with the Principal Accounting Officer of the Fund and with the Fund’s internal auditors, if any, as well as with the Fund’s independent auditors.

6.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7.	The Committee shall review this Charter at least annually and recommend any changes to the full Board.

Adopted by the Audit Committee April 26, 2005.

EXHIBIT B

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

NOMINATING COMMITTEE CHARTER

Nominating Committee Membership

The Nominating Committee (“Committee”) of Allstate Assurance Company Separate Account B (“Fund”) shall be composed entirely of Independent Managers and will be comprised of one or more of such Independent Managers. The Officers of the Fund and Allstate Assurance Company (“Adviser”), although not members of the committee, may nonetheless be candidates for the Board of Managers of the Fund (“Board”).

Board Nominations and Functions

1.	The Committee shall make nominations for Independent Director membership on the Board. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Fund’s investment advisers and other principal service providers. The Committee shall give recommendations provided by the Officers of the Fund and the Adviser the same consideration as any other candidate. Personal selected must not be an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser or the other principle service providers. In determining nominees’ qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board.

2.	The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees of the Fund and shall review Board committee assignments as necessary.

2.	The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Independence of Counsel to the Independent Managers

1.	The Committee shall consider and review, at least annually, the independence of outside counsel, if any, to the Independent Managers of the Fund and the basis of the determination must be included in the minutes of the appropriate meeting of the Board.

Other Powers and Responsibilities

1.	The Committee shall normally meet annually and is empowered to hold special meetings as circumstances require.

2.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3.	The Committee shall review this Charter at least annually and recommend any changes to the full Board.

Adopted by the Nominating Committee April 26, 2005.

UNUM GROUP C/O PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

LABEL BELOW FOR MIS USE ONLY!	MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____
PO# M-2497
UNUM GROUP - ALLSTATE #606	OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
UNUM - ALLSTATE ASSURANCE COMPANY #701	MIS to print this form in its current state.
ORIGINAL 1-UP STD 04-19-07 JM	_____________________________________________________________
MARC (UNUM GROUP-ALLSTATE ASSURANCE 701 MC)	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE

PROXY

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

PROXY SOLICITED ON BEHALF OF

BOARD OF MANAGERS

The undersigned hereby appoints David G. Fussell and Susan N. Roth or either of them, with full power of substitution and revocation, to represent and to cast the votes of the undersigned as shown on the reverse side at the Annual Meeting of Contractowners of Allstate Assurance Company Separate Account B to be held at 9:00 a.m. on June 5, 2007, and at any adjournment thereof, with respect to the proposals on the reverse side and as set forth in the Notice.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Contractowners and the Proxy Statement issued by the Board of Managers and revokes any Proxy heretofore given with respect to the votes covered by this Proxy.

ê
Date , 2007

Contractowner Signature(s) Title (If Applicable) (Please sign in Box)

LABEL BELOW FOR MIS USE ONLY!	MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____
PO# M-2497
UNUM GROUP - ALLSTATE #606	OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
UNUM - ALLSTATE ASSURANCE COMPANY #701	MIS to print this form in its current state.
ORIGINAL 1-UP STD 04-19-07 JM	_____________________________________________________________
MARC (UNUM GROUP-ALLSTATE ASSURANCE 701 MC)	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE

ê	Please fill in box(es) as shown using black or blue ink or number 2 pencil.	☒	ê
PLEASE DO NOT USE FINE POINT PENS.

This proxy when properly executed will be voted as directed. IN THE ABSENCE OF ACCOMPANYING DIRECTION BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE AND TWO.

		FOR ALL	WITHHOLD authority for all	FOR ALL except as noted at left
1.	ELECTION OF MEMBERS OF THE BOARD OF MANAGERS (Board of Managers favor a vote FOR)

	(01) David G. Fussell, (02) Henry E. Blaine and (03) H. Grant Law, Jr.	☐	☐	☐

(Instruction: To withhold a vote for a nominee, check “For All Except” and write that nominee’s number on the line below.)

		FOR	AGAINST	ABSTAIN

2.	PROPOSAL TO RATIFY THE SELECTION AND APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS FOR SEPARATE ACCOUNT B. (Board of Managers favors a vote FOR)	☐	☐	☐

3.	In their discretion, upon such other business as may properly come before the meeting and any adjournment thereof.

ê	PLEASE SIGN AND DATE ON THE REVERSE SIDE.	ê